Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report of Iceweb Incorporated (the "Company") on Form 10-QSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, John R. Signorello, Principal Executive Officer and the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Quarterly Report fully presents, in all material respects, the financial condition and results of operations of the Company.


                                        By: /s/ John R. Signorello
                                            -------------------------------
                                            John R. Signorello
                                            Principal Executive Officer and
                                            Principal Financial Officer
                                            February 18, 2004